Events during the period	6 Months Ended
Jun. 30, 2022
Events during the period [Abstract]
Events during the period

NOTE 4 - Events during the period

Between 2016 and January 2022, the company operated a grid-connected proof-of-concept wave energy array in Gibraltar. On January 20, 2022, the company announced a collaboration agreement with AltaSea, a non-profit that accelerates scientific collaboration and advances an emerging blue economy, at the Port of Los Angeles. On March 2, 2022, the company announced its intent to relocate the energy conversion unit from Gibraltar to AltaSea’s premises in the Port of Los Angeles. Eco Wave Power intends to develop and supply new and upgraded floaters for its planned pilot in AltaSea’s premises, while Gibraltar power station’s floater mechanisms will be sent to steel recycling. As a result the company has recorded a one-off loss of $278.